Annual Report

Diversified
Small-Cap
Growth Fund
December 31, 2002

T. Rowe Price(registered trademark) (registered trademark)


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Diversified Small-Cap Growth Fund

o Small-cap growth stocks fell in the 6- and 12-month periods ended December 31, amid poor economic and market conditions.

o Your fund fell sharply in both periods but outperformed its benchmarks because of the relatively favorable performance of our holdings.

o Several fundamental factors suggest that valuations in our universe are attractive.

o We are optimistic that, as the economy picks up and corporate profits improve, stock prices should do the same.


REPORTS ON THE WEB

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Fellow Shareholders

Small-cap growth stocks fell in the 6- and 12-month periods ended December 31, 2002, amid soft economic conditions, anemic corporate earnings growth, and investor skittishness caused by several high-profile cases of corporate malfeasance. Fears of a U.S.-led war against Iraq also hurt investor sentiment. Stock prices have declined for three consecutive years, which has not occurred since the 1939-1941 period. However, there are several reasons for optimism: the underpinnings of an economic recovery are in place, a new round of fiscal stimulus may be implemented early in 2003, the outlook for corporate profits is improving, and stock valuations in our universe are attractive.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------

Diversified Small-Cap
Growth Fund                                        -12.58%              -27.50%

Russell 2000 Growth Index                           -15.63               -30.26

Lipper Small-Cap
Growth Funds Index                                  -15.12               -27.63
--------------------------------------------------------------------------------

     Your fund returned -12.58% and -27.50% in the 6- and 12-month periods ended December 31, 2002, respectively. As shown in the table, the fund fared slightly better than its benchmarks, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index, in the second half and for the full year. Results in both time frames were helped by the relatively good performance of our holdings in the health care, information technology, and consumer discretionary sectors, which are the largest sectors in the small-cap growth universe.


MARKET ENVIRONMENT

     One year ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-was beginning to recover from the 2001 recession, and investors hoped for a continuation of the rally that started a few weeks after the September 11 terrorist attacks. As the year progressed, however, it became clear that business investment spending would stay restrained and corporate profits would remain under pressure. Fears of a military conflict with Iraq-which ignited gold and oil prices-and an increase in unemployment to an eight-year high contributed to the economic and stock market uncertainty. As a result, investors increasingly sought the relative safety of fixed-income securities and sent stock prices to multi-year lows by early October. At its nadir, the small-cap Russell 2000 Growth Index was down more than 68% from its March 2000 high, while the tech-heavy Nasdaq Composite Index was down nearly 78% from its peak. Despite some weakness in December, stocks rebounded from depressed levels in the fourth quarter, as several factors encouraged renewed interest in equities, such as attractive valuations, paltry bond and money market yields, and signs of stabilizing or improving earnings at some corporations. Also, the Federal Reserve, recognizing that the economy was stuck in a rut, reduced the fed funds target rate from 1.75%-where it had been since December 2001-to 1.25% on November 6. In addition, Republican electoral victories in Congress raised hopes that a new round of fiscal stimulus was on the way.

     Large-cap stocks surpassed small-caps in the last six months: the S&P 500 Index returned -10.30%, whereas the Russell 2000 Index returned -16.56%. But for the year, the small-cap benchmark (which returned -20.48%) held up slightly better than the S&P 500 (-22.10%).


Small-Cap Stock Returns
--------------------------------------------------------------------------------

Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------

Russell 2000 Index                                 -16.56%              -20.48%

Russell 2000 Growth Index                           -15.63               -30.26

Russell 2000 Value Index                            -17.42               -11.43
--------------------------------------------------------------------------------

     Within the small-cap universe, growth stocks fared slightly better than value for the six-month period, as measured by the Russell indexes in the table, but for the entire year, value surpassed growth. In fact, from the market's peak on March 10, 2000, through the end of 2002, value strongly outperformed. On a cumulative basis, the Russell 2000 Growth Index returned -62.33%, whereas the Value benchmark gained 19.37% during that time. At year-end, the Growth index's forward P/E ratio (17.6) was well below its February 2000 peak (62.4) and relatively close to that of the Value index (13.5). With the economy and corporate earnings poised to recover, this narrow difference suggests that small-cap growth stock valuations are attractive. The universe of publicly traded small- and mid-cap companies continued to shrink in 2002. As measured by the Wilshire 4500 Completion Index, there were less than 5,200 as of December 31, compared with about 5,500 one year ago. The reasons are multiple: bankruptcy filings and delistings from major exchanges remained high, and there were relatively few initial public offerings (IPOs). (According to Thomson Financial, only about 100 companies went public, slightly fewer than in 2001.) In addition, merger and acquisition activity has increased dramatically. Several of our holdings have been acquired in recent months-often for cash. This indicates that many acquisitive companies have strong balance sheets and provides additional evidence that small-cap valuations are attractive.


PORTFOLIO STRATEGY AND REVIEW

     At year-end, the fund was invested in almost 300 companies and diversified across all segments of the small-cap growth universe. Changes to the portfolio's sector allocations-which tend to mirror the sector breakdown of that universe-were not particularly dramatic over the last six months.

     The information technology sector, our largest commitment, represented about 23% of assets at the end of December versus 24% at the end of June and 27% one year ago. Semiconductor companies were our worst performers in both the 6- and 12-month periods. Software stocks also fell sharply for the year, but they held up well in the second half, thanks to a brisk fourth-quarter rally. One of our top performers in the last six months was Fair, Isaac and Company, a developer of data management systems for financial services companies and other industries. The company's revenues are driven by credit analysis and scoring, and shares vaulted 30% amid strong consumer demand for credit, as mortgage and auto loan rates remained quite low. In contrast, shares of Internet banking company Digital Insight, whose customers are banks, suffered throughout the year because of higher-than-anticipated customer defections. We are hopeful that the company will improve retention and believe its performance will improve as Internet banking becomes more popular.

     Health care represented approximately 21% of assets, little changed over the 6- and 12-month periods. Most underlying segments declined in both periods, but biotechnology shares-particularly Neurocrine Biosciences and Celgene-were among our top contributors to second-half performance. Another outstanding holding in the last six months-in fact, for the entire year-was Accredo Health, a provider of specialized pharmacy services. Two other health care companies-ICU Medical, a maker of medical connection systems used in intravenous therapies, and Patterson Dental-contributed greatly to our one-year results.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                               Diversified                    x
                                                 Small-Cap              S&P 500
As of 12/31/02                                 Growth Fund          Stock Index
--------------------------------------------------------------------------------

Market Cap (Investment-
Weighted Median)                              $1.0 billion        $44.8 billion

Earnings Growth Rate
Estimated Next 5 Years*                               19.6%                13.2%

P/E Ratio (Based on Next 12
Months' Estimated Earnings)*                          19.4                 16.7
--------------------------------------------------------------------------------

* Source data: IBES. Forecast data are in no way an indication of future investment returns.
--------------------------------------------------------------------------------

     The consumer discretionary sector, at 19% of assets (versus 18% at the end of June and 17% at the end of 2001), was our third-largest sector commitment. Media companies struggled throughout the year because of the sluggish economy and a weak advertising environment. One of our best second-half performers, however, was Macrovision, a maker of copy-protection software that fell sharply in the first half. At mid-year, we believed the sell-off was overdone because the company has good future prospects and a very healthy balance sheet. As the company's DVD protection business performed well, the shares rose 22% over the last six months. We still believe the company is performing well and attractively valued, so we are maintaining our position. The remainder of the fund's assets was invested primarily in the industrials and business services category and the financial sector. Energy stocks represented 7% of fund assets at year-end, while consumer staples-the best performing small-cap growth sector in 2002 but one of the smallest-stood at 3%.

     The table above compares several of the portfolio's characteristics with those of the S&P 500 Stock Index. As you can see, the market capitalization of our average holding is substantially smaller than that of the average S&P 500 company. In addition, the portfolio's P/E ratio and the earnings growth rate of our holdings are somewhat higher than the index's. However, the fund's P/E ratio is slightly below its projected earnings growth rate. This discount demonstrates further that small-cap growth stocks-particularly our holdings-are attractively valued.


OUTLOOK

     It's not surprising that stocks have now fallen for three consecutive years. Major events during that period-including the disputed 2000 presidential election, the 2001 recession, the September 11 terrorist attacks, the global war against terror, and high-profile corporate malfeasance and bankruptcies-have clearly disrupted the healthy economic and stock market environment of the 1990s and forced the decline of equity valuations to reflect a great deal of uncertainty about the future.

     Despite the abundance of negative news, we are very optimistic about economic and market prospects. Stock valuations are attractive, economic growth is accelerating, corporate profits are improving, inventories are lean, balance sheets are generally strong, and corporate executives are more conscientious about rules and regulations. As the economy picks up, earnings and stock prices should do the same. We believe that the portfolio is positioned to perform well in a strong market, and we look forward to better performance for the economy, the market, and your fund in 2003.


     Respectfully submitted,

     Paul W. Wojcik
     Chairman of the fund's Investment Advisory Committee

     January 14, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

Iron Mountain                                                     1.2%

Accredo Health                                                    1.0

Corporate Executive Board                                         1.0

Fair, Isaac and Company                                           1.0

Too                                                               1.0
--------------------------------------------------------------------------------

SCP Pool                                                          1.0

Macrovision                                                       0.9

Choicepoint                                                       0.9

Patterson-UTI Energy                                              0.8

First Health Group                                                0.8
--------------------------------------------------------------------------------

Factset Research Systems                                          0.8

Medicis Pharmaceutical                                            0.7

Zebra Technologies                                                0.7

Affiliated Computer Services                                      0.7

UTi Worldwide                                                     0.7
--------------------------------------------------------------------------------

Cymer                                                             0.7

ICU Medical                                                       0.7

StanCorp Financial Group                             0.7

PF Chang's China Bistro                     0.7

Celgene                    0.7
--------------------------------------------------------------------------------

Triad Guaranty             0.7

Scholastic                 0.7

Omnicare                   0.6

Investor's Financial Services                                     0.6

Neurocrine Biosciences                                            0.6
--------------------------------------------------------------------------------

Total                                                            19.9%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

Twenty-Five Largest Industries

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   6/30/02             12/31/02
--------------------------------------------------------------------------------

Health Care Providers and Services                    10.0%                 9.3%

Commercial Services and Supplies                       7.6                  8.1

Semiconductor Equipment and Products                   7.5                  6.2

Software                                               6.8                  6.2

Specialty Retail                                       5.5                  5.8
--------------------------------------------------------------------------------

Biotechnology                                          5.4                  5.2

Media                                                  4.0                  4.9

Health Care Equipment and Supplies                     4.6                  4.8

Energy Equipment and Services                          3.7                  4.7

Banks                                                  3.4                  4.1
--------------------------------------------------------------------------------

Diversified Financials                                 3.1                  3.5

Hotels, Restaurants, and Leisure                       3.5                  3.1

Insurance                                              3.0                  2.9

Pharmaceuticals                                        2.6                  2.8

Communications Equipment                               3.4                  2.6
--------------------------------------------------------------------------------

IT Consulting and Services                             1.8                  2.3

Oil and Gas                                            2.3                  2.3

Electronic Equipment and Instruments                   2.5                  2.2

Aerospace and Defense                                  1.6                  2.0

Airlines                                               1.0                  1.8
--------------------------------------------------------------------------------

Household Durables                                     1.4                  1.8

Internet Software and Services                         2.3                  1.7

Food and Drug Retailing                                1.5                  1.7

Air Freight and Logistics                              2.0                  1.7

Leisure Equipment and Products                         1.2                  1.5
--------------------------------------------------------------------------------

Total                                                 91.7%                93.2%


Note: Certain 6/30/02 amounts have been reclassified to conform to the 12/31/02 presentation.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


DIVERSIFIEDSMALL-CAP GROWTHFUND
--------------------------------------------------------------------------------

                                Russell
                                   2000             Lipper          Diversified
                                 Growth          Small-Cap            Small-Cap
                                   Fund              Funds               Growth
                                  Index              Index                 Fund
--------------------------------------------------------------------------------

06/30/97                          10,000            10,000               10,000

12/31/97                          10,734            10,685               10,710

12/31/98                          10,866            10,788               11,094

12/31/99                          15,548            17,387               14,167

12/31/00                          12,061            15,952               12,992

12/31/01                          10,948            13,883               11,718

12/31/02                          7,635             10,048                8,495
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
12/31/02          1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Diversified
Small-Cap
Growth Fund      -27.50%     -15.67%      -4.53%      -2.92%     6/30/97
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of
period         $   11.31   $   12.54   $   14.11   $   11.05   $   10.70

Investment activities

 Net investment
 income (loss)     (0.11)*     (0.13)      (0.12)*     (0.11)*     (0.09)*

 Net realized
 and unrealized
 gain (loss)       (3.00)      (1.10)      (1.05)       3.17        0.46

 Total from
 investment
 activities        (3.11)      (1.23)      (1.17)       3.06        0.37

Distributions

 Net realized gain  --          --         (0.40)       --         (0.03)

Redemption fees added
to paid-in-capital  --          --          --          --          0.01

NET ASSET VALUE
End of period  $    8.20   $   11.31   $   12.54   $   14.11   $   11.05
               -----------------------------------------------------------------

Ratios/Supplemental Data
Total
return^           (27.50)%*    (9.81)%     (8.29)%*    27.69%*      3.58%*

Ratio of total
expenses to
average net
assets              1.25%*      1.35%       1.25%*      1.25%*      1.25%*

Ratio of net
investment
income (loss)
to average
net assets         (1.10)%*    (1.15)%     (0.91)%*    (0.99)%*    (0.83)%*

Portfolio
turnover rate       43.8%       30.3%       66.0%       49.4%       39.8%

Net assets,
end of period
(in thousands) $  50,379   $  72,171   $  85,101   $  74,804   $  70,444
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/04.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------
                                                            December 31, 2002

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
In thousands

Common Stocks  99.8%

CONSUMER DISCRETIONARY  18.7%

Auto Components  0.4%

Gentex *                                             7,000      $           221

                                                       221

Hotels, Restaurants & Leisure                                               3.0%

AFC Enterprises *                                    2,000                   42

Argosy Gaming *                                      4,000                   76

CEC Entertainment *                                  9,700                  298

International Speedway, Class A                      3,000                  112

Panera Bread, Class A *                              3,000                  104

PF Chang's China Bistro *                            9,200                  334

Rare Hospitality International *                     8,800                  243

Ruby Tuesday                                         9,000                  155

Sonic *                                              6,425                  132

                                                                          1,496


Household Durables  1.7%

D. R. Horton                        5,544            96

Ethan Allen Interiors                       2,000             69

Harman International                        3,000             178

KB Home                    1,000            43

La-Z Boy                   8,000            192

Mohawk Industries *                                  1,000                   57

Standard Pacific                                     1,000                   25

Toll Brothers *                                     11,000                  222

                                                                            882

Internet & Catalog Retail  0.3%

Insight Enterprises *                               18,475                  153

                                                                            153


Leisure Equipment & Products  1.5%

JAKKS Pacific *                                     19,500                  263

SCP Pool *                                          16,725                  488

                                                                            751

Media  4.9%

Catalina Marketing *                                 5,400                  100

Cox Radio, Class A *                                10,000                  228
Emmis Broadcasting,
Class A *                                           10,000      $           208

Entercom Communications *                            1,400                   66

Getty Images *                                       6,000                  183

Insight Communications,
Class A *                                            9,000                  111

Macrovision *                                       29,000                  465


Radio One, Class D *                                18,500                  267

Regent Communications *                             14,500                   86

Scholastic *                                         9,200                  331

Spanish Broadcasting,
Class A *                                           14,100                  102


Westwood One *                                       8,000                  299

                                                                          2,446


Multiline Retail  0.6%

Dollar Tree Stores *                                 4,337                  107

Family Dollar Stores                                 3,300                  103

Fred's, Class A                                      3,000                   77

                                                                            287


Specialty Retail  5.7%

AC Moore Arts & Crafts *                             6,000                   76

American Eagle Outfitters *                          4,000                   55

AnnTaylor Stores *                                   4,450                   91

Christopher & Banks *                                4,000                   83

Copart *                                            14,250                  169

Cost Plus *                                          9,850                  282

Group One Automotive *                              10,000                  239

Michaels Stores *                                    4,000                  125

O'Reilly Automotive *                               12,000                  304

Pacific Sunwear *                                    6,675                  118

Pier 1 Imports                                       9,000                  170

Rent-A-Center *                                      4,500                  225

Ross Stores                                          2,500                  106

Talbots                                              2,000                   55

Too *                                               21,000                  494

Tweeter Home Entertainment Group *                  13,000                   76

Ultimate Electronics *                               3,000                   31

Williams-Sonoma *                                    6,000                  163

                                                                          2,862


Textiles, Apparel, & Luxury Goods  0.6%

Fossil *                                             5,250      $           107

Skechers U.S.A., Class A *                           4,000                   34

Timberland, Class A *                                3,000                  107

Vans *                                              11,300                   64

                                                                            312

Total Consumer Discretionary                                              9,410


CONSUMER STAPLES  2.6%

Beverages  0.2%

Boston Beer, Class A *                               7,000                  100

                                                                            100

Food & Drug Retailing  1.7%

Casey's General Stores                              10,000                  122

Duane Reade *                                        2,000                   34

Performance Food Group *                             7,000                  238

United Natural Foods *                              10,000                  254

Whole Foods Market *                                 4,200                  221

                                                                            869


Food Products  0.7%

American Italian Pasta,
Class A *                                            1,000                   36

Horizon Organic *                                    7,500                  121

Tootsie Roll Industries                              5,500                  169

                                                                            326

Total Consumer Staples                                                    1,295


ENERGY  7.0%

Energy Equipment & Services  4.7%

Cal Dive International *                             7,600                  179

Cooper Cameron *                                     1,300                   65

Core Laboratories *                                 11,000                  125

FMC Technologies *                                   3,000                   61

Global Industries *                                 31,000                  129

Grey Wolf *                                         67,300                  268

Key Energy Services *                                4,000                   36

Lone Star Technologies *                             6,000                   89

Maverick Tube *                                     15,000                  195

National Oilwell *                                   6,900      $           151

Oil States International *                          12,000                  155

Patterson-UTI Energy *                              14,000                  422

Pride International *                               14,500                  216

Unit Corp. *                                        14,000                  260

                                                                          2,351


Oil & Gas  2.3%

Cabot Oil & Gas, Class A                             8,000                  198

Spinnaker Exploration *                              7,500                  166

Stone Energy *                                       8,000                  267

Tom Brown *                                         11,000                  276

XTO Energy                                          10,250                  253

                                                                          1,160

Total Energy                                                              3,511


FINANCIALS  10.4%

Banks  4.1%

Boston Private Financial                            11,500                  228

Commerce Bancorp                                     7,322                  316

Community First Bankshares                           7,500                  198

East West Bancorp                                    7,000                  253


IndyMac Mortgage Holdings *                          7,000                  129

Silicon Valley Bancshares *                          5,400                   99

Southwest Bancorp *                                 11,000                  317

Sterling Bancshares                                 21,050                  257

UCBH Holdings                                        6,400                  272

                                                                          2,069

Diversified Financials  3.4%

Affiliated Managers Group *                          6,000                  302

Doral Financial                                      8,250                  236

Eaton Vance                                          6,800                  192

Investment Technology Group *                        8,950                  200

Investor's Financial Services                       11,700                  321

Legg Mason                                           5,332                  259

Waddell & Reed Financial,
Class A                                             11,150                  219

                                                                          1,729


Insurance  2.9%

Arthur J. Gallagher                                  4,500      $           132

Brown and Brown                                      5,600                  181

MaxRe Capital                                       16,500                  182

PMI Group                                            3,000                   90

Radian Group                                         1,298                   48

Renaissance Re Holdings                              4,000                  159

StanCorp Financial Group                             6,900                  337

Triad Guaranty *                                     9,000                  332

Total Financials                                                         5,259


HEALTH CARE  21.1%

Biotechnology  5.3%

Abgenix *                                           11,000                   81

Albany Molecular Research *                          9,000                  133

Alkermes *                                           8,400                   53

Celgene *                                           15,500                  333

Cephalon *                                           4,359                  212

Deltagen *                                          19,700                    9

Enzon Pharmaceuticals *                              8,000                  134

Gilead Sciences *                                    4,000                  136

Human Genome Sciences *                             10,000                   88

ICOS *                                               9,500                  222

IDEXX Laboratories *                                 2,500                   82

Medarex *                                            8,000                   32

Neurocrine Biosciences *                             7,000                  320

NPS Pharmaceuticals *                                6,800                  171

OSI Pharmaceuticals *                                1,000                   16

Protein Design Labs *                               11,500                   98

Techne *                                             8,000                  229

Triangle Pharmaceuticals *                          18,100                  108

Trimeris *                                           3,000                  129

Vertex Pharmaceuticals *                             3,302                   52

                                                                          2,638


Health Care Equipment & Supplies  4.8%

Apogent Technologies *                               8,500      $           177

Charles River
Laboratories International *                         7,000                  269

Conceptus *                                          5,000                   60

Cyberonics *                                         2,000                   37

Cytyc *                                             23,700                  242

Dentsply International                               6,000                  223

ICU Medical *                                        9,500                  354

INAMED *                                             3,500                  108

Invitrogen *                                         6,100                  191

Mentor                                               1,500                   58

Mettler-Toledo International *                       3,000                   96

Respironics *                                       10,000                  304

Serologicals *                                      11,000                  121

Steris *                                             8,000                  194

                                                                          2,434

Health Care Providers & Services  8.5%

Accredo Health *                                    15,000                  529

Advance PCS *                                        8,000                  178

AMN Healthcare Services *                            6,000                  101

AmSurg *                                             4,500                   92

Caremark RX *                                       11,200                  182

Cerner *                                             4,000                  125

Computer Programs and Systems *                      6,000                  149

Coventry Health Care *                               8,000                  232

Davita *                                             9,100                  224

First Health Group *                                16,500                  402

Hooper Holmes                                       12,000                   74

LifePoint Hospitals *                               10,500                  314

Manor Care *                                        10,500                  195

Omnicare                                            13,500                  322

Patterson Dental *                                   7,000                  306

Pharmaceutical
Product Development *                                7,000                  205

Renal Care Group *                                   4,000                  127

Triad Hospitals *                                    5,000                  149

Unilab *                                             8,000                  146

United Surgical
Partners International *                            15,000                  234

                                                                          4,286


Pharmaceuticals  2.5%

Eon Labs *                                           8,000      $           151

K-V Pharmaceutical,
Class A *                                            8,250                  191

Medicis Pharmaceutical,
Class A *                                            7,500                  373

Noven Pharmaceuticals *                             22,000                  203

Scios *                                              1,000                   33

Sicor *                                             10,000                  158

Taro Pharma, A Shares *                              3,500                  132

                                                                          1,241

Total Health Care                                                        10,599


INDUSTRIALS & BUSINESS SERVICES  15.5%

Aerospace & Defense  2.0%

Aeroflex *                                          30,500                  211

L-3 Communications Holdings *                        3,500                  157

Mercury Computer Systems *                           9,000                  275

MTC Technologies *                                   9,500                  240

Triumph Group *                                      4,300                  137

                                                                          1,020


Air Freight & Logistics  1.7%

C.H. Robinson Worldwide                              2,000                   63

Expeditors International
of Washington                                        5,000                  163

Forward Air *                                       14,000                  272

UTi Worldwide                                       13,600                  357

                                                                            855

Airlines  1.8%

Atlantic Coast Airlines *                           24,000                  289

ExpressJet Holdings *                               10,000                  102

Frontier Airlines *                                 46,000                  311


SkyWest                                             17,000                  222

                                                                            924


Building Products  0.2%

Simpson Manufacturing *                              3,000                   99

                                                                             99


Commercial Services & Supplies  8.1%

BISYS Group *                                       14,000                  223

Bright Horizons Family Solutions *                   8,900                  250

Career Education *                                   4,500      $           180

Choicepoint *                                       11,266                  445

Corinthian Colleges *                                7,000                  265

Corporate Executive Board *                         16,500                  527

Devry *                                             18,000                  299

Education Management *                               8,000                  301

Exult *                                             50,000                  159

G&K Services, Class A                                2,500                   88

Global Payments                                      5,800                  186

Iron Mountain *                                     18,000                  594

On Assignment *                                     12,000                  102

TeleTech Holdings *                                  7,100                   51

University of Phoenix Online *                       8,166                  293

Valassis Communications *                            3,000                   88

                                                                          4,051


Construction & Engineering  0.6%

Insituform Technologies, Class A *                  13,500                  230

Shaw Group *                                         3,500                   58

                                                                            288


Machinery  0.4%

Dionex *                                             7,400                  220

                                                                           220

Road & Rail  0.7%

Covenant Transport, Class A *                       11,000                  208

Dollar Thrifty Auto Group *                          7,500                  159

                                                                            367


Total Industrials & Business Services                         7,824


INFORMATION TECHNOLOGY  22.5%

Communications Equipment                                                    2.6%

Anaren *                                             9,500                   83

Avocent *                                            8,075                  179

Inter-Tel                                            9,700                  203

Packeteer *                                         22,000                  151

Plantronics *                                       17,500                  265

Polycom *                                           28,442                  271

Powerwave Technologies *                            20,000                  108

Proxim, Class A *                                   72,169                   63

                                                                          1,323


Computer Peripherals  0.5%

Concurrent Computer *                               15,000      $            43

Sandisk *                                            7,000                  142

SBS Technologies *                                   9,000                   83

                                                                            268


Electronic Equipment & Instruments  2.2%

Coherent *                                           5,700                  114

Coors Tek *                                          2,000                   51

FLIR Systems *                                       3,500                  171

KEMET *                                              7,700                   67

Newport *                                            3,000                   38

Plexus *                                            20,500                  180

Technitrol                                          11,000                  177

Varian *                                            11,000                  316

Zomax *                                              2,000                    8

                                                                          1,122


Internet Software & Services  1.7%

CNET Networks *                                     25,000                   68

Digital Insight *                                   30,000                  261

Earthlink *                                         41,100                  224

MatrixOne *                                         15,000                   64

Netegrity *                                         12,000                   39

Websense *                                          10,000                  214

                                                                            870


IT Consulting & Services  2.3%

Affiliated Computer Services, Class A *              7,000                  369

BearingPoint *                                       6,000                   41

Forrester Research *                                17,500                  272

InterCept Group *                                    7,000                  119

META Group *                                        10,300                   21

SkillSoft ADR *                                      8,000                   22

SRA International, Class A *                         6,000                  163

Titan *                                             16,000                  166

                                                                          1,173


Office Electronics  0.8%

Zebra Technologies, Class A *                        6,500                  372

                                                                            372


Semiconductor Equipment & Products  6.2%

ATMI *                                              14,600      $           270

August Technology *                                  7,000                   35

Cabot Microelectronics *                             5,121                  242

Cognex *                                             8,300                  153

Cohu                                                 5,400                   79

Cymer *                                             11,000                  355

Entegris *                                          20,000                  206

Exar *                                               8,400                  104

Integrated Silicon Solution *                       16,200                   71

Intersil Holding, Class A *                         18,300                  255

Kopin *                                             11,000                   43

Lattice Semiconductor *                             14,500                  127

Micrel *                                             9,800                   88

Microchip Technology                                 1,762                   43

MKS Instruments *                                    9,414                  155

Oak Technology *                                   117,400                  311

Pericom Semiconductor *                             12,500                  104

Rudolph Technologies *                               4,200                   80

Semtech *                                           13,000                  142

Silicon Storage Technology *                        15,300                   62

Skyworks Solutions *                                14,000                  121

TriQuint Semiconductor *                            14,987                   64


                                                                          3,110


Software  6.2%

Activision *                                         7,600                  111

Actuate *                                           26,700                   47

Barra *                                              7,950                  241

Borland Software *                                  22,000                  271

Concord Communications *                             8,400                   76

Factset Research Systems                            14,000                  396

Fair, Isaac and Company                             11,604                  495

Hyperion Solutions *                                11,500                  295

Informatica *                                       12,200                   70

Jack Henry & Associates                             10,000                  120

Liberate Technologies *                              5,000                    7

Macromedia *                                         3,000                   32

Mercury Interactive *                                1,000                   30

National Instruments *                               6,550      $           213

Network Associates *                                 7,200                  116

Radiant Systems *                                   10,750                  104

SeaChange International *                            2,000             12

SERENA Software *                                   19,000                  300

Symantec *                                           4,000                  162

                                                                          3,098

Total Information Technology                                             11,336


MATERIALS  0.6%

Chemicals  0.4%

Cabot                                                1,000                   27

Symyx Technologies *                                13,900                  175

                                                                            202

Metals & Mining                                                             0.2%

Steel Dynamics *                                     9,500                  114

                                                                            114

Total Materials                                                             316

Total Miscellaneous Common Stocks 1.4%                                      722

Total Common Stocks (Cost $55,792)                                       50,272


Short-Term Investments  0.1%

Money Market Funds  0.1%

T. Rowe Price Reserve
Investment Fund, 1.53% #                            71,868                   72

Total Short-Term Investments (Cost $72)                                      72

Total Investments in Securities

99.9% of Net Assets (Cost $55,864)                              $        50,344

Other Assets Less Liabilities                                                35

NET ASSETS                                                      $        50,379
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $       (15,677)

Net unrealized gain (loss)                                               (5,520)

Paid-in-capital applicable to
 6,142,837 shares of $0.0001 par

value capital stock outstanding;
1,000,000,000 shares authorized                                          71,576

NET ASSETS                                                      $        50,379
                                                                ---------------


NET ASSET VALUE PER SHARE                                       $          8.20
                                                                ---------------
--------------------------------------------------------------------------------

#   Seven-day yield
*   Non-income producing
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)

Income
  Dividend                                                 $       78

  Interest                                                         10

  Total income                                                     88

Expenses

  Investment management                                           272

  Shareholder servicing                                           267

  Custody and accounting                                          107

  Registration                                                     37

  Prospectus and shareholder reports                               28

  Legal and audit                                                  14

  Proxy and annual meeting                                          6

  Directors                                                         5

  Miscellaneous                                                     4

  Total expenses                                                  740

  Expenses paid indirectly                                         (2)

  Net expenses                                                    738

Net investment income (loss)                                     (650)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities

  Securities                                                   (8,819)

  Futures                                                         (22)

  Net realized gain (loss)                                     (8,841)

Change in net unrealized gain (loss)

  Securities                                                  (10,252)

  Other assets and liabilities
  denominated in foreign currencies                                (1)

  Change in net unrealized gain (loss)                        (10,253)

Net realized and unrealized gain (loss)                       (19,094)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                     $  (19,744)
                                                           ----------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $          (650)     $          (827)

  Net realized gain (loss)                          (8,841)              (6,527)

  Change in net unrealized gain (loss)             (10,253)              (1,204)

  Increase (decrease) in net
  assets from operations                           (19,744)              (8,558)

Capital share transactions *

  Shares sold                                        9,590               11,437

  Shares redeemed                                  (11,641)             (15,817)

  Redemption fees received                               3                    8

  Increase (decrease) in net assets from capital
  share transactions                                (2,048)              (4,372)

Net Assets

Increase (decrease) during period                  (21,792)             (12,930)

Beginning of period                                 72,171               85,101

End of period                              $        50,379      $        72,171
                                           ---------------      ---------------

*Share information
  Shares sold                                          988                1,020

  Shares redeemed                                   (1,225)              (1,426)

  Increase (decrease) in shares outstanding           (237)                (406)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund December 31, 2002
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Diversified Small-Cap Growth, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company and commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $2,000 and $0, respectively, for the year ended December 31, 2002.

     Redemption Fees A 1.0% fee is assessed on redemptions of fund shares held less than 6 months. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended December 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,985,000 and $27,197,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     There were no distributions in the year ended December 31, 2002. At December 31, 2002, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $8,907,000

Unrealized depreciation                                    (15,016,000)

Net unrealized appreciation (depreciation)                 (6,109,000)

Capital loss carryforwards                                 (15,088,000)

Paid-in capital                                            71,576,000

Net assets                                                 $50,379,000
--------------------------------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $589,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carry-forwards for federal income tax purposes. As of December 31, 2002, the fund had $5,653,000 of capital loss carryforwards that expire in 2009, and $9,435,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

  Undistributed net investment income                      $  650,000

  Paid-in capital                                            (650,000)
--------------------------------------------------------------------------------

     At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $56,453,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $22,000.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through April 30, 2004, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through April 30, 2006, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $126,000 of management fees were not accrued by the fund for the year ended December 31, 2002. At December 31, 2002 unaccrued fees in the amount of $126,000 remain subject to reimbursement by the fund through April 30, 2006.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

     T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $255,000 for the year ended December 31, 2002, of which $26,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $10,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. Independent Directors

--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1997
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
1997
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1997
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1997
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1997
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund Inside Directors
--------------------------------------------------------------------------------

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

John H. Laporte
(7/26/45)
1997
[15]
Director and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price; Vice President, Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1997
[105]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1997
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
Officers
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Diversified Small-Cap Growth Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Diversified Small-Cap Growth Fund
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Diversified Small-Cap Growth Fund Officers (continued)
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62)
Vice President, Diversified Small-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Diversified Small-Cap Growth Fund
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Diversified Small-Cap Growth Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Philip A. Nestico (8/3/76)
Vice President, Diversified Small-Cap Growth Fund
Employee, T. Rowe Price; formerly Student, Bucknell University (to 1998)
--------------------------------------------------------------------------------

Donald J. Peters (7/3/59)
Vice President, Diversified Small-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Richard T. Whitney (5/7/58)
Executive Vice President, Diversified Small-Cap Growth Fund
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Paul W. Wojcik (11/28/70)
President, Diversified Small-Cap Growth Fund
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.


     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

     ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

BLENDED ASSET FUNDS (continued)
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond New
York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29242    F20-050  12/31/02